EXHIBIT 10.7

              DIRECTORS' DEFERRED COMPENSATION PLAN

                                  OF

                  HAVERTY FURNITURE COMPANIES, INC.

                       AS AMENDED AND RESTATED

                           JANUARY 1, 2006

              DIRECTORS' DEFERRED COMPENSATION PLAN
                               OF
                  HAVERTY FURNITURE COMPANIES, INC.

                            SECTION I
                ESTABLISHMENT AND PURPOSE OF PLAN

      1.1 Establishment and Duration of Plan: The Directors' Deferred Compensation Plan of Haverty Furniture Companies, Inc., was initially established by the Board of Directors of the Company as of December 15, 1982, and was amended and restated as of August 3, 1990. On February 6, 1996 the Board of Directors of the Company authorized a further amendment and restatement of the Plan incorporating the provisions set forth below, subject to the approval of the shareholders of the Company. The Plan, as amended and restated, shall continue until terminated by the Board of Directors of the Company, subject to the provisions of
Section VII below.

      1.2 Purpose of Plan: The purpose of the Directors' Deferred Compensation Plan is to provide those Directors of the Company who elect to do so the opportunity to defer to a future date the receipt of their compensation as Directors and as members of Committees of the Board of Directors.

                           SECTION II
                           DEFINITIONS

      2.1 "Account" means the Account (comprised of a Cash Compensation Sub-Account and a Stock Compensation Sub-Account) being administered for the benefit of a Member under Section IV below. Accounts shall not actually be funded, but will be bookkeeping accounts established for each Member on the Company's records with respect to the amount, if any, of Compensation deferred by the applicable Member pursuant to such Member's election as hereinafter provided.

      2.2 "Annual Period" means each period beginning on the day of the Company's Annual Meeting of Stockholders and terminating on the day before the succeeding Annual Meeting of Stockholders.

      2.3 "Business Day" means a day other than a Saturday, Sunday or legal holiday on which the principal administrative offices of the Company are open for business.

      2.4 "Calendar Quarter" means each successive three-month period during a Fiscal Year.

      2.5 "Cash Compensation" means the amount in dollars of a Participant's Compensation for the applicable Annual Period which, after giving effect to any applicable election by such Participant with respect to the receipt of a portion of such Compensation in the form of Company Common Stock but without regard to any deferral election hereunder, is payable by the Company in cash. Cash Compensation shall be comprised of Cash Fee Compensation and Cash Retainer Compensation.

      2.6 "Cash Compensation Sub-Account" means that Sub-Account within a Member's Account in which entries are recorded to reflect the amounts, if any, of Cash Compensation deferred by such Member from time to time hereunder, with interest accrued thereon, and distributions therefrom, as applicable.

      2.7 "Cash Fee Compensation" means, with respect to any Annual Period, the amount in dollars of a Member's Cash Compensation which is attributable to fees payable by the Company for such Member's attendance at meetings of the Company's Board of Directors or a committee thereof during such Annual Period.

     2.8 "Cash Retainer Compensation" means, with respect to any Annual Period, the amount in dollars of a Member's Cash Compensation which is attributable to the retainer payable by the Company for such Member's service as a director of the Company or service as Chairman of a Committee of the Board of Directors during such Annual Period.

       2.9   "Committee"   means  the  Nominating  and  Corporate
Governance Committee of the Board of Directors.

      2.10 "Common Stock" means the $1.00 par value class of common stock of the Company known as "Common Stock."

      2.11 "Company"  means Haverty Furniture Companies, Inc.,  a
Maryland corporation or any successor thereto.

      2.12 "Compensation" means the retainer fees and meeting fees payable to Directors by the Company in their capacity as Directors or as members of Committees of the Board of Directors, without reduction for any required withholding taxes and exclusive of the value of any fringe benefits which any Director may receive or may be entitled to receive as a Director.

      2.13 "Director" means any duly elected member of the Board of Directors of the Company.

      2.14 "Dividend Equivalent Amount" means the amount to be credited to the Stock Compensation Sub-Account of a Member from time to time upon the payment by the Company of a dividend on its Common Stock (other than a dividend payable in shares of such Common Stock). The Dividend Equivalent Amount with respect to any such dividend paid by the Company shall be an amount equal to the product of (i) the per share amount of the applicable dividend paid by the Company (if such dividend is not payable in cash, such amount to be based on the fair market value of the property distributed) and (ii) the number of shares of Common Stock reflected in the Member's Stock Compensation Sub-Account as of the record date of such dividend.
      2.15 "Elective Distribution Date" shall have the meaning ascribed thereto in Section 3.2 hereof.

      2.16  "Fiscal  Year"   means the twelve-month  period  from
January 1 through the next following December 31.

      2.17 "Fractional Share Equivalent Amount" means the cash amount, if any, to be credited to the Stock Compensation Sub-Account of a Member as of the first day of the Annual Period of any year to reflect that portion, if any, of the Member's Stock Compensation deferred hereunder and otherwise payable on such date which remains after crediting such Sub-Account with the number of whole shares of Company Common Stock determined by dividing such deferred Stock Compensation by the applicable Market Price.

      2.18 "Initial Election Form" means, with respect to any Member, the election form complying with the then applicable requirements of Section III hereof pursuant to which such Member first elects (or elected, as applicable) to defer any Compensation under the Plan.

     2.19 "Market Price" means, as of any date, the closing price of the Common Stock of the Company (or such other securities as result from an adjustment pursuant to Section 4.5 hereof) on such date as quoted by the New York Stock Exchange (or, if the Common Stock of the Company (or such other securities) is then traded on a different securities market or exchange, the closing price of such Common Stock (or such other securities) as quoted on such market or exchange).

     2.20 "Management Committee" means the Chairman of the Board, Chief Executive Officer and Corporate Secretary of the Company or such other senior officers as the Chief Executive Officer shall designate. The Management Committee shall oversee the day to day operations of the Plan.

      2.21 "Member" means any Participant or former Participant who has an amount credited to an Account for his or her benefit under the Plan.

      2.22  "Participant"   means each  Director  who  elects  to
participate in the Plan.

     2.23 "Plan" means the Directors' Deferred Compensation Plan of Haverty Furniture Companies, Inc., or any successor thereto, as described herein and as the same may hereafter from time to time be amended.

     2.24 "Service Termination Date" means, for any Member, the later of (i) the date of termination of such Member's service as a director of the Company and (ii) the date of termination of such Member's service as an employee of the Company or any other member of a controlled group of corporations of which the Company is a member and which would be considered a single employer under Code Section 414(b), in each case, for any reason other than the death of such Member.

      2.25 "Stock Compensation" means the amount in dollars of a Participant's Compensation for the applicable Annual Period which, after giving effect to any applicable election by such Participant with respect to the receipt of a portion of such Compensation in the form of Company Common Stock but without regard to any deferral election hereunder, is payable by the Company in Common Stock.

     2.26 "Stock Compensation Sub-Account" means that Sub-Account within a Member's Account in which entries are recorded to reflect (i) the number of shares of Company Common Stock attributable to the amounts, if any, of Stock Compensation deferred by such Member from time to time hereunder as determined for each deferral in accordance with Section 4.2(a) hereof, (ii) the number of shares of Company Common Stock attributable to any dividend paid by the Company in the form of shares of its Common Stock in accordance with Section 4.2(c) hereof, (iii) the number of shares of Company Common Stock as determined in accordance with Section 4.2(e) hereof, (iv) any Dividend Equivalent Amounts and Fractional Share Equivalent Amounts, (v) any interest accrued on any cash balance in such Sub-Account pursuant to Section 4.4 hereof and (vi) distributions therefrom, and adjustments thereto, as applicable, as provided herein.

     2.27 "Triggering Event" means, for any Member, any of such Member's (i) Service Termination Date, (ii) Elective Distribution
Date, or (iii) death.


                           SECTION III
                          PARTICIPATION

      3.1 Each Director may, not later than October 31 each calendar year prior to the Annual Period or at such later time as may be provided by Treasury Regulations promulgated under Section 409A of the Code, elect to become a Participant in the Plan for the next Annual Period commencing after such October 31 and for each Annual Period thereafter, until such election is revoked or revised in the manner hereinafter provided, and thereby have all or a portion of his or her Compensation for each such Annual Period deferred and credited to an Account for his or her benefit under the Plan as and to the extent provided below in Section 3.2 hereof. Any such election may be revoked or revised by filing with the Secretary of the Company a written revocation or election form complying with the requirements of Section 3.2 hereof. Any such revocation or revised election shall first be effective with respect to the Annual Period which first begins after the later to occur of (i) the filing of such revocation or revised election with the Secretary of the Company or (ii) the next occurring October 31. A Director who revokes a previous election may again elect participation in the Plan for deferral of future Compensation in later Annual Periods by electing participation in the manner provided above.

      3.2 Any such election (either initial or revised) or revocation shall be filed with the Secretary of the Company, shall be made in writing on such form or forms as the Committee shall from time to time prescribe, and shall specify the amount and type of Compensation which the Participant wishes to defer hereunder. For any Annual Period, a Participant may elect in accordance with the terms hereof to defer hereunder the following amounts of his or her Compensation: (i) all or none of such Participant's Cash Fee Compensation; (ii) all or none of such Participant's Cash Retainer Compensation: and (iii) all or none of such Participant's Stock Compensation. An election form which specifies a deferral amount which is not permitted hereunder for any type of Compensation (i.e., more than none but less than all) shall be deemed to specify that no portion of the applicable type of Compensation be deferred for any Annual Periods to which such election applies pursuant to the terms hereof. If a Participant desires to have the balance in his or her Account distributed prior to such Participant's death or Service Termination Date, such Participant may specify the date for such distribution on such Participant's Initial Election Form, which specified date shall constitute the Participant's "Elective Distribution Date," and no election or revocation form filed subsequent to such Participant's Initial Election Form shall be effective to change or revoke such Elective Distribution Date; provided that, with respect to any Member who was a Participant in the Plan prior to the effective date of the amendment and restatement of the Plan in 1996, such Member's Elective Distribution Date shall be the date, if any, most recently specified by such Member (other than a specification of retirement or termination of service on the Board of Directors) in an election form properly filed with the Secretary of the Company prior to the effective date of such Plan amendment and restatement, and no election or revocation form subsequently filed by such Member shall be effective to change or revoke such Elective Distribution Date.


                           SECTION IV
                   ADMINISTRATION OF ACCOUNTS

      4.1 Compensation to be credited to a Member's Account by reason of an election made under Section III above shall be credited to such Account on the same day such Compensation would normally have been paid to such Member.

      All Cash Compensation deferred hereunder by a Member shall be credited to such Member's Cash Compensation Sub-Account and all Stock Compensation deferred hereunder by a Member shall be credited to such Member's Stock Compensation Sub-Account as provided in Section 4.2 hereof.

      4.2 Each Member's Stock Compensation Sub-Account shall be credited from time to time with the number of shares of Company Common Stock and cash amounts as set forth below:
             (a) on the first day of the Annual Period of each year, the number of whole shares of Company Common Stock determined by dividing (i) the total amount of the Member's Stock Compensation to be deferred by such Member for the applicable Annual Period by (ii) the Market Price as of the first day of the Annual Period of the applicable Annual Period (or if the first day of the Annual Period is not a day on which trading is conducted on the securities market or exchange on which the Common Stock of the Company is then traded, as of the last such trading day occurring before the first day of the Annual Period); provided that no fractional share shall be credited to such Sub-Account, and, in lieu thereof the Member `s Stock Compensation Sub-Account shall be credited with the Fractional Share Equivalent Amount remaining after such determination;

             (b) on the date of payment of any dividend on the Common Stock of the Company (other than a dividend payable in shares of such Common Stock), the Dividend Equivalent Amount with respect to such dividend;
             (c) on the date of payment of any dividend on the Common Stock of the Company which is payable in shares of such Common Stock, the number of shares determined by multiplying (i) the per share dividend amount times (ii) the number of shares of Common Stock credited to such Member' s Stock Compensation Sub-Account as of the record date of such dividend; provided that no fractional shares shall be credited to any such Sub-Account as the result of any such dividend, and in lieu thereof, an appropriate adjustment shall be made to the cash balance held in the applicable Stock Compensation Sub-Account;

             (d) any adjustment to the cash balance of such Sub-Account required pursuant to Section 4.5 hereof;
           and

             (e) on the first day of the Annual Period of each year, the number of whole shares of Company Common Stock determined by dividing (i) the sum of
           (1) any Fractional Share Equivalent Amount credited to such Sub-Account as of such date pursuant to clause (a) above; (2) any cash amounts credited to such Sub-Account pursuant to clause (c) or clause (d) above during the Annual Period ending immediately prior to such date, (3) any Dividend Equivalent Amounts credited to such Sub-Account during the Annual Period ending immediately prior to such date,
           (4) the balance of any cash amount remaining as a credit in such Sub-Account as of the immediately preceding the first day of the Annual Period after giving effect to the reduction required pursuant to
           Section 4.3 hereof, and (5) the interest accrued on the amounts set forth in sub-clauses (2), (3) and (4) of this clause (e) during the immediately preceding Annual Period by (ii) the Market Price as of such date (or if such date is not a day on which trading is conducted on the securities market or exchange on which the Common Stock of the Company is then traded, as of the last such trading day occurring before such date); provided that no fractional share shall be credited to such Sub-Account.

      4.3 On the first day of the Annual Period of each year, the cash balance of each Member's Stock Compensation Sub-Account (after giving effect to any amount to be credited to such Sub-Account on such date pursuant to Section 4.2(a) hereof) shall be reduced by an amount equal to the product of (i) the number of whole shares of Company Common Stock credited to such Sub-Account on such date pursuant to Section 4.2(e) hereof and (ii) the applicable Market Price used in the determination of such number of shares pursuant to such section.

      4.4 Amounts credited to a Member's Cash Compensation Sub-Account and any cash balance in a Member's Stock Compensation Sub-Account shall bear interest computed and credited as follows:
(i) the annual interest rate (the "Applicable Rate") shall be fixed in advance at the beginning of each Fiscal Year based upon the 13-week Federal Treasury Bill rate at year-end for the prior Fiscal Year; and (ii) interest shall accrue at the Applicable Rate on the amount in such Cash Compensation Sub-Account and on the cash balance in such Stock Compensation Sub-Account from time to time during each Calendar Quarter and such interest will be credited to the Member's Cash Compensation Sub-Account or Stock Compensation Sub-Account, as applicable, on the last day of each Calendar Quarter.

      4.5 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, in any such case by reason of a recapitalization, reclassification, stock split or combination of shares (but not by reason of a dividend payable in shares of Common Stock of the Company), an appropriate adjustment shall be made to the Stock Compensation Sub-Accounts of all Members; provided that no fractional shares shall be credited to any such Sub-Account as the result of any such adjustment, and in lieu thereof an appropriate adjustment shall be made to the cash balance held in the applicable Stock Compensation Sub-Account.

      In the event that the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Stock Compensation Sub-Account of each Member shall be adjusted to reflect the same number and type of securities of the resulting corporation to which the number of shares of Company Common Stock then credited to such Sub-Account would entitle a shareholder of the Company in such reorganization (and, if the consideration in such reorganization includes cash as well as securities, the amount of such cash).

      In the event that the Common Stock of the Company ceases to be publicly traded in circumstances not otherwise addressed in this Section 4.5, then any amount credited to a Member's Stock Compensation Sub-Account in the form of a number of shares of the Company's Common Stock (or such other securities as resulted from an adjustment pursuant to this Section 4.5) shall be converted to a cash amount computed by multiplying (i) the number of shares of Company Common Stock (or such other securities) credited to such Sub-Account as of the last day on which such Common Stock (or such other securities) was publicly traded by (ii) the highest of
(a) the Market Price as of such last trading day, (b) the last offer price in any tender offer for the Common Stock of the Company (or such other securities) which resulted in such Common Stock (or such other securities) no longer being publicly traded, and (c) the cash price paid pursuant to a merger or other acquisition of all of the outstanding capital stock of the Company in which the consideration paid to shareholders of the Company is comprised entirely of cash.


                            SECTION V
                DISPOSITION OF MEMBERS' ACCOUNTS

      5.1 Subject to the other provisions of this Section V, amounts credited to the Member's Account, whether in the form of cash or Company Common Stock, shall be paid to such Member as provided below. The amount credited to such Account shall be paid either in one lump sum, or, in the sole discretion of the Member, in no more than ten (10) equal annual installments (pro rata from the Member `s Cash Compensation Sub-Account and the Member's Stock Compensation Sub-Account), as specified by such Member in his or her Initial Election Form, or, in the case of a Member who was a Participant in the Plan prior to the effective date of the amendment and restatement of the Plan in 1996, as most recently specified by such Member in an election form properly filed with the Secretary of the Company prior to the effective date of such Plan amendment and restatement, and no election or revocation form subsequently filed by such Member shall be effective to change or revoke such method of distribution; and, provided further, that if the aggregate value then credited to the Member's Account in the form of cash and Company Common Stock (or such other securities as resulted from an adjustment pursuant to Section 4.5 hereof), based in the case of such Common Stock (or such other securities) on the then current Market Price, is less than $50,000, the entire balance in such Account shall be paid in a lump sum within the time period set forth below.

     If the first Triggering Event to occur is such Member's:
           (i) death, such amounts shall be paid in a lump sum to such Member's designated beneficiary or to such Member's estate, as applicable, within 30 days of such member's death;
           (ii) Service Termination Date, such amounts (or if such Member has elected payment in installments as provided below, the first such installment) shall be paid to such Member within 30 days of such Service Termination Date; provided that, in the case of a Member that is a "Key Employee" (as described in Code
           Section 416(i) without regard to paragraph (5) hereof), if the stock of the Company is then publicly traded on an established securities market or otherwise, such amounts shall not be paid (or if such Member has elected payment in installments as provided above, the first such installment shall not be paid) before the date that is six months after such Member's Service Termination Date (or, if earlier, the date of such Member's death); or
           (iii) Elective Distribution Date, such amounts (or if such Member has elected payment in
           installments  as  provided  below,  the   first   such
           installment) shall be paid to such Member on such Elective Distribution Date, or, if such Elective Distribution Date is not a Business Day, on the first Business Day occurring after such Elective Distribution Date.

      All amounts credited to the Member's Cash Compensation Sub-Account and any cash balance in the Member's Stock Compensation Sub-Account shall be paid in cash, and all amounts credited to the Member's Stock Compensation Sub-Account as a number of shares of Company Common Stock (or such other securities into which such shares were converted pursuant to an adjustment under Section 4.5 hereof) shall be paid in the form of shares of Company Common Stock (or such other securities as may result from an adjustment pursuant to Section 4.5 hereof). All elections made pursuant to this Section 5.1 shall be in writing on such form as may from time to time be prescribed by the Committee and delivered to the Secretary of the Company. If the Member has failed to elect a manner of payment (lump sum or installment) in such Member's Initial Election Form, the Member's Account shall be paid in a lump sum in accordance with the provisions of this Section 5.1.

      5.2 If a Member dies prior to distribution of all the amounts credited to his or her Account under the Plan, any amounts otherwise payable to him or her under the Plan shall be distributed to such deceased Member's designated beneficiary or beneficiaries and any reference to a Member in this Section V shall then be deemed to include such designated beneficiary or beneficiaries. Notwithstanding anything to the contrary herein contained, any amounts which would otherwise become payable in installments to a beneficiary in accordance with the foregoing provision will instead be paid to such beneficiary in a lump sum within the applicable time period provided in Section 5.1 hereof. All beneficiary designations shall be in such a form and subject to such limitations as may from time to time be prescribed by the Committee and communicated in writing to the Secretary of the
Company. A Member may, from time to time, revoke or change any beneficiary designation by filing a new written designation with the Secretary. If there is no effective beneficiary designation filed with the Secretary at the time of the Member's death, distribution of amounts otherwise payable to the deceased Member under this Plan shall be paid to the Member's estate. If a beneficiary designated by the Member to receive his or her benefits shall survive the Participant but die before receiving the distributions of the Participant's Account balance hereunder, the balance thereof shall be paid to such deceased beneficiary's estate, unless the deceased beneficiary designates otherwise by a written beneficiary designation, filed with the Secretary of the Company, in which case such designation shall govern.

      5.3 The Company shall deduct from the distributions to be made to a Member or his or her designated beneficiary or beneficiaries under this Plan any Federal, State or local withholding or other taxes or charges which the Company is from time to time required to deduct under applicable law. In the event that the amount of any such required withholding exceeds the amount then payable to the applicable Member in cash, the Company may condition the delivery of any Company Common Stock (or other securities, as the case may be) to such Member hereunder on the receipt by the Company from such Member of an amount in cash sufficient to pay the taxes required to be withheld.

                           SECTION VI
          RIGHTS AND DUTIES OF PARTICIPANTS AND MEMBERS

      6.1 A Member's interest in this Plan and that of his or her designated beneficiary is an unsecured claim against the general assets of the Company and neither the Member nor any other person shall have any interest in any fund or in any specific asset or assets of the Company by reason of any amounts credited to any Account hereunder, or any right to receive any distributions under the Plan except as and to the extent expressly provided in the Plan. The right of a Member to have any amount credited to his or her Account as the result of events such as the declaration of a dividend on the Company's Common Stock does not constitute a right of such Member to receive any amount with respect to any Common Stock except as and to the extent set forth herein. No Member shall have any rights as a stockholder with respect to any shares of Common Stock credited to such Member's Stock Compensation Sub-Account until the date of issuance of a certificate for such shares to such Member at the time of distribution of the Account.

      6.2 Each Director shall be entitled to receive an updated copy of the Plan and, so long as he or she remains a Member, shall be entitled to receive copies of any amendments to the Plan within ten (10) days after their adoption.

      6.3 To the extent permitted by law, the right of any Member or any beneficiary to receive any payment hereunder shall not be subject to alienation, transfer, sale, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Any payments due hereunder shall not in any manner be subject to debts or liabilities of any Member or beneficiary.

      6.4 If any Member shall bring any legal or equitable action against the Company by reason of being a Member under this Plan or if it is necessary for the Company to bring any legal or equitable action under this Plan against any Member or any person claiming any interests by or through such Member, the results of which shall be adverse to the Member or the person claiming an interest by or through such Member, the cost of defending or bringing such action shall be charged directly to and deducted from the Account of the Member to the extent of the amount then or thereafter credited to such Account.

      6.5 Every person receiving or claiming payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such a person is incompetent and that a guardian, conservator or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate of any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under this Plan may be made to such guardian or conservator provided that the proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of the Company or the Committee regarding such payments.

      6.6 Each person entitled to receive a payment under this Plan, whether a Member, a duly designated beneficiary, a guardian or otherwise, shall provide the Committee with such information as it may from time to time deem necessary or in its best interests in administering the Plan. Any such person shall also furnish the Committee with such documents, evidence, data or other information as the Committee may from time to time deem necessary or advisable.


                           SECTION VII
                         ADMINISTRATION

      7.1 The Plan shall be administered by the Committee. The day to day administration of the Plan shall be administered by the Management Committee. Under the direction and guidance of the Committee, the Management Committee shall interpret the Plan, shall recommend to the Committee amendments and recessions of rules relating to it from time to time as it deems proper and in the best interest of the Company and shall take any other action necessary for the administration of the Plan. A Member who is also a member of the Committee shall not participate in any decision involving an election made by him or relating in any way to his individual rights, duties and obligations as a Member under the Plan.


      7.2 The Management Committee may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

     7.3 All determinations of the Committee and the Management Committee, irrespective of their character or nature, including, but not limited to, all questions of construction and interpretations, shall be final, binding and conclusive on all parties. In constructing or applying the provisions of this Plan, the Company shall have the right to rely upon a written opinion of legal counsel, which may be independent legal counsel or legal counsel regularly employed by the Company, whether or not any question or dispute has arisen as to any distribution from the Plan.
      7.4 The Company and/or the Committee or Management Committee may consult with legal counsel, who may be independent counsel or counsel regularly employed by the Company, with respect to its obligations and duties hereunder or with respect to any action or proceeding or any other questions of law and shall not be liable for any action taken or omitted by it in good faith pursuant to the advice of such counsel.

      7.5    The  Management Committee shall be  responsible  for
maintaining books and records for the Plan. Said books and records shall only be open for examination by a Member or a duly designated beneficiary to the extent that they specifically involve the Account created for his or her benefit or any payments which are to be made to him or her or his or her beneficiary hereunder. Each Member shall be notified annually of the balance in his or her Account (including the balances in the Member's Cash Compensation Sub-Account and Stock Compensation Sub-Account).

      7.6 Neither the Committee, the Management Committee nor any member of the Committee, Management Committee nor the Company nor any other person who is acting on behalf of the Committee or the Company shall be liable for any act or failure to act hereunder except for gross negligence or fraud.

                          SECTION VIII
                    AMENDMENT OR TERMINATION

     8.1 Subject to the approval of the Board of Directors, the Committee may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to above; provided, however, that to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required. Subject to Section 409A of the Code, the Board may at any time suspend the operation of or terminate the Plan. No amendment, suspension or termination may impair the right of the Participant, or the Participant's designated Beneficiary to receive benefits accrued prior to the effective date of such amendment, suspension or termination.

                           SECTION IX
                    CONSTRUCTION AND EXPENSE

      9.1 Whenever the context so requires, words in the masculine include the feminine and words in the feminine include the masculine and the definition of any term in the singular may include the plural.

      9.2 All Expenses of administering the Plan shall be paid by the Company except as expressly provided herein to the contrary.

     9.3 The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Georgia.

      IN WITNESS WHEREOF, the Company has caused this Plan to be amended and restated effective as of January 1, 2006.

Attested:                    HAVERTY FURNITURE COMPANIES, INC.

  /s/ Jenny Hill Parker      By:      /s/ Clarence H. Smith
--------------------------       --------------------------------
    Jenny Hill Parker                   Clarence H. Smith
   Corporate Secretary            President and Chief Executive
                                             Officer